                                                                EXHIBIT 99.10

                        UNIVERSAL SUBORDINATION AGREEMENT


         THIS UNIVERSAL SUBORDINATION AGREEMENT (the "Agreement"), dated as of August 3, 1998, is by and among Universal Standard Healthcare, Inc., a Michigan corporation ("Universal") and Universal Standard Healthcare of Delaware, Inc. ("Universal of Delaware") (Universal and Universal of Delaware are referred to collectively hereinafter as the "Borrowers"), and Laboratory Corporation of America Holdings, a Delaware corporation ("LCA").

         WHEREAS, Universal and LCA are parties to a certain Co-Marketing Agreement, dated August 3, 1998 (the "Co-Marketing Agreement"), pursuant to which LCA will provide marketing services to Universal and Universal of Delaware and its subsidiaries;

         WHEREAS, Universal has agreed to pay LCA a termination fee under certain circumstances set forth in Section 10 of the Co-Marketing Agreement (the "Co-Marketing Termination Fee");

         WHEREAS, LCA has agreed to subordinate its right to payment of the Co-Marketing Termination Fee to Senior Debt, Purchase Money Debt and Capital Leases (as each is defined below) of the Borrowers and to subordinate its security interest in certain assets of the Borrowers granted by a certain Security Agreement dated August 3, 1998, between LCA and the Borrowers (the "Security Agreement") to the security interest held by the holders of Senior Debt, Purchase Money Debt and Capital Leases; and

         WHEREAS, it is a condition precedent to Borrowers entering into a certain Stock Purchase Agreement dated July 16, 1998 between Universal and LCA (the "Stock Purchase Agreement") that this Agreement be entered into.

         NOW, THEREFORE, in consideration of promises and mutual covenants and agreements, set forth herein, the parties agree as follows:

         1. Subordination. LCA hereby postpones and subordinates (a) all of the Indebtedness (as defined in the Subordination Agreement dated August 3, 1998 between LCA and NBD Bank attached hereto as Exhibit A (the "NBD Subordination Agreement")) to the prior payment in full of all of the Obligations (as defined below) and (b) all liens, security interests, mortgages, and other collateral security for the Indebtedness (other than liens, security interests and other collateral security granted in a certain Indemnification Security Agreement dated August 3, 1998 between LCA and the Borrowers) to all liens, security interests, mortgages and other collateral security for the Obligations on the terms and conditions set forth in Sections 5 through 20, inclusive, and 33 of the NBD Subordination Agreement, as though the holders of the Obligations were NBD Bank.

         2. Obligations. All of each Borrower's present and future indebtedness, obligations or liabilities (and, in addition, of each Borrower as a Debtor-in-Possession under any bankruptcy act or code, state or federal law, common law or equitable doctrine and of any trustee, receiver or other party appointed for any Borrower under any such laws, doctrine or proceedings) to holders of the Obligations, including contingent reimbursement obligations of any Borrower or any Obligor (as defined below) to holders of the Obligations in connection with standby and commercial letters of credit now outstanding or issued in the future issued by holders of the Obligations for any Borrower's or any Obligor's account (collectively, "Letters of Credit" and individually a "Letter of Credit"), leases, adequate protection payments and interest accrued or to be accrued (including but not limited to interest accruing after the commencement of any bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to any Borrower or its property or in an assignment for the benefit of creditors (collectively, "Proceeding") at the rate then specified in the Credit Agreements, whether or not such interest is an allowable claim or would constitute a secured claim in any such Proceeding), prepayment premiums, absolute or contingent obligations, all obligations and liabilities arising under any guaranty agreements given by any Borrower in favor of holders of the Obligations, and obligations acquired by purchase or otherwise as well as all collection costs and attorneys' fees (whether or not such costs, attorneys' fees, charges, etc. are an allowable claim or would constitute a secured claim in any Proceeding) for which any Borrower is now or hereafter becomes liable to pay to any holder of the Obligations under any agreement (including the Credit Agreements) or by law are collectively referred to herein as the "Obligations"; provided that, as between the holders of the Obligations and LCA only, for purposes of this Agreement, the maximum principal amount (including the face amount of Letters of Credit) that may be included in the Obligations is:

         (A) Up to $4,000,000 in Senior Debt (as defined below) from August 3, 1998 to June 29, 1999, $5,000,000 in Senior Debt from June 30, 1999 to June 29, 2000 and $6,000,000 in Senior Debt after June 30, 2000;

         (B) Capital Leases (as defined below) in effect at August 3, 1998 and up to $1,000,000 in additional Capital Leases and Purchase Money Debt (as defined below) in each calendar year thereafter;

         (C)  Up to $1,500,000 in Letters of Credit (as defined below); and

         (D) Managed Care Letters of Credit (as defined below) in such amounts as may be outstanding from time to time,

and, in addition to such maximum principal amount, also included in Obligations are all interest, expenses, fees, and costs (including attorneys' fees) due or incurred with respect to such maximum principal amount. "Obligations" does not include interest on principal amounts in excess of the foregoing limits.

         The "Credit Agreements" shall mean all agreements between the Borrowers and the holders of the Obligations.

         For purposes of this Agreement, the term "Senior Debt" shall mean the principal of (and premium, if any) and interest on, and all obligations of the Borrowers and their subsidiaries for Debt, whether outstanding on the date hereof or hereafter created, to banks, financial institutions, insurance companies, business and industrial development corporations, registered investment companies, entities regularly engaged in the business of lending or investing money, and entities constituting Accredited Investors as defined in Rule 501(a)(1), (2) or (3) of the General Rules and Regulations under the

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Securities Act of 1933, as amended, and (ii) any and all extensions and renewals of any of the foregoing; provided, however, that Senior Debt shall not include the 8.25% Convertible Subordinated Debentures due February 1, 2006 and indebtedness as to which the instrument creating or evidencing the same states that such indebtedness is not superior in right of payment (or is subordinate or junior) to the Indebtedness.

         "Debt" means all liabilities of any of the Borrowers or their subsidiaries for or in respect of (i) borrowed money or which has been incurred in connection with the acquisition of property, (ii) obligations for or in respect of borrowed money or incurred in connection with the acquisition of property secured by a lien on the property of any of the Borrowers or their subsidiaries, other than Capital Leases and Purchase Money Debt, (iii) obligations evidenced by bonds, debentures, notes or other similar instruments,
(iv) all obligations to pay the deferred purchase price of property or services, other than Capital Leases, Purchase Money Debt and customary trade payables, (v) all debt of any other person or entity guaranteed by any of the Borrowers or their subsidiaries and (vi) all obligations, contingent or otherwise, with respect to letters of credit and banker's acceptances, other than letters of credit issued to customers of any of the Borrowers or their subsidiaries to secure the performance by any of the Borrowers or their subsidiaries of their obligations to such customers under managed care agreements between the customer and any of the Borrowers or their subsidiaries ("Managed Care Letters of Credit"), ("Letters of Credit"). "Capital Leases" means all leases of property, the obligations for rental of which are required to be capitalized on the consolidated balance sheet of the Borrowers and their subsidiaries in accordance with generally accepted accounting principles ("GAAP"). "Purchase Money Debt" means all liabilities incurred by any of the Borrowers or their subsidiaries to acquire property which is secured solely by such property or other property securing Purchase Money Debt.

         In the event that any of the aforementioned maximum principal amounts of Senior Debt, Capital Leases, Purchase Money Debt or Letters of Credit (each a "Principal Ceiling") are exceeded at any time, the terms and conditions of this Agreement, including postponement or subordination of the payment of any Indebtedness and the liens, security interests, mortgage and other collateral security for the Indebtedness, shall be null and void and of no effect whatsoever as to the excess above the Principal Ceiling, including any Obligations (besides principal) arising out of or in connection with any such excess.

         3. Acknowledgements. LCA agrees to enter into such agreements or other documents as may reasonably be required by the holders of the Obligations to acknowledge, evidence, confirm or clarify the provisions of this Agreement and to acknowledge the security interest of any holder of the Obligations and the subordination, as provided herein, of LCA's security interest to the security interests of such holders of the Obligations.

         4.   Miscellaneous.

              (a) As between the holders of the Obligations and LCA only, in the event that there is an express conflict between the terms and provisions of the Credit Agreements and of this Agreement, the terms and conditions of this Agreement shall govern and control. As between the

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



holders of the Obligations and LCA only, in the event that there is an express conflict between the terms and provisions of the agreements between LCA and the Borrowers relating to the Indebtedness and of this Agreement, the terms and conditions of this Agreement shall govern and control. This Agreement is solely for the holders of the Obligations and LCA's benefit and no other party, including the Borrowers, is intended to be benefited by this Agreement.

              (b) Except where the context otherwise requires, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

              (c) This Agreement constitutes the entire understanding of LCA and Borrowers regarding the subject matter provided for in this Agreement. This Agreement may only be modified, amended or supplemented by a writing signed by both LCA and the Borrowers.

              (d) This Agreement may be executed in counterparts, all of which together will be deemed an original of this Agreement. Furthermore, facsimile/telecopy copies of signatures shall be treated as original signatures for all purposes.

              (e) The rights and remedies specified in this Agreement are cumulative of each other and not exclusive of any rights or remedies Borrowers or the holders of the Obligations would otherwise have. Neither the failure nor any delay on the part of Borrowers or the holders of the Obligations to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver of any breach of any provision of this Agreement will be deemed a waiver of any preceding or succeeding breach or of any other provision of this Agreement. No extension of time for performance of any obligations or acts will be deemed an extension of the time for performance of any other obligations or acts. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

              (f) This Agreement shall be governed by and construed according to the internal laws of the State of Michigan applicable to contracts made and performed within the State of Michigan, without regard to conflict of laws principles.

              (g)  In various places in this Agreement or the NBD
Subordination Agreement, the phrase "payment in full of the Obligations" or other similar wording is used. Given that a portion of the Obligations may consist of contingent reimbursement obligations with respect to the Letters of Credit, the phrase "payment in full of the Obligations" and other similar phrases mean, in addition to their ordinary meaning, that the beneficiaries of all Letters of Credit have returned all such Letters of Credit to the holders of the Obligations undrawn upon and all such Letters of Credit have been cancelled and terminated.


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



              (h) This Agreement benefits and binds LCA, its successors and assigns, and binds the Borrowers and their successors and assigns and benefits the holders of the Obligations.

              (i) The section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

              (j) All notices, requests, demands or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and delivery shall be deemed sufficient in all respects and to have been duly given on the date of service if delivered personally or by facsimile transmission if receipt is confirmed to the party to whom notice is to be given, or three (3) days after the date of mailing if mailed by first class - return receipt requested, postage prepaid and properly addressed as follows:

              If to the Borrowers, to:

              Universal Standard Healthcare, Inc.
              Universal Standard Healthcare of Delaware, Inc.
              26500 Northwestern Highway
              Southfield, MI  48076
              Attention:  President

                     Copies to:

                     Dykema Gossett PLLC
                     400 Renaissance Center
                     Detroit, Michigan  48243-1668
                     Attention:  Thomas S. Vaughn, Esq.

              If to LCA, to:

              Laboratory Corporation of America Holdings
              358 South Main Street
              Burlington, NC  27215-9990
              Attention:  Legal Department

                     Copies to:

                     Mezzullo & McCandlish
                     Suite 825
                     4300 Six Forks Road
                     Raleigh, NC  27609
                     Attention:  John R. Erwin, Esq.

or to such other address as may be specified in writing by any of the above.

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


              (k) Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated, it being the intent of the parties that they would have executed the remaining portion of the Agreement without including any part or portion that may for any reason be declared invalid.

              (l) In connection with any litigation brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and costs incurred at the trial and appellate levels.

         IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be delivered on their behalf on the day and year first written above.


                                     UNIVERSAL STANDARD HEALTHCARE, INC.


                                     By:  /s/ Eugene E. Jennings
                                          ------------------------------------
                                           Eugene E. Jennings, President



                                     UNIVERSAL STANDARD HEALTHCARE OF
                                     DELAWARE, INC.


                                     By:  /s/ Alan S. Ker
                                          ------------------------------------
                                           Alan S. Ker, Chief Financial Officer




                                     LABORATORY CORPORATION OF AMERICA
                                     HOLDINGS


                                     By:  /s/ Bradford T. Smith
                                          ------------------------------------
                                          Executive Vice President



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







                             SUBORDINATION AGREEMENT

           Under This Agreements Certain Payments To The Subordinating
                Creditor Are Allowed Unless The Borrowers Default


                                                          Date:  August 3, 1998

         NBD Bank ("NBD" or "Lender") and the undersigned creditor, Laboratory Corporation of America Holdings, a Delaware corporation individually and on behalf of its subsidiaries and affiliates and successors and assigns (collectively, "Junior Creditor"), of Universal Standard Healthcare, Inc., formerly known as Universal Standard Medical Laboratories, Inc., a Michigan corporation ("USML") and Universal Standard Healthcare of Delaware, Inc., formerly known as Universal Standard Manage Care, Inc., a Delaware corporation ("Delaware Managed Care"; for convenience, USML and Delaware Managed Care are referred to collectively as the "Borrowers" and individually as a "Borrower") agree to the following:

         1. USML is now contingently indebted to Junior Creditor in connection with a Co-Marketing Agreement dated on or about August 3, 1998 between Junior Creditor and USML (the "Co-Marketing Agreement"), which provides in paragraph 10 thereof for a termination fee (the "Co-Marketing Termination Fee"). The indebtedness evidenced by or described in the Co-Marketing Agreement (including the Co-Marketing Termination Fee) and all of each Borrower's other present and future indebtedness, obligations or liabilities (and, in addition, of each Borrower as a Debtor-in-Possession under any bankruptcy act or code, state or federal law, common law or equitable doctrine and of any trustee, receiver or other party appointed for any Borrower under any such laws, doctrine or proceedings) to Junior Creditor that are secured by any lien, encumbrance, or other interest in any assets or property of any Borrower, including any of the following that are secured by any lien, encumbrance, or other interest in any assets or property of any Borrower: adequate protection payments and interest accrued or to be accrued (including but not limited to interest accruing after the commencement of any bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to any Borrower or its property or an assignment for the benefit of creditors), prepayment premiums, absolute or contingent obligations, all obligations and liabilities arising under all guaranty agreements given by any Borrower in favor of Junior Creditor, and obligations acquired by purchase or otherwise as well as all collection costs and attorneys' fees incurred by Junior Creditor in enforcing its rights against any Borrower (or any guarantor of any Borrower's obligations) or any collateral for any Borrower's indebtedness, together with all fees, charges, reimbursement obligations, indemnity obligations, expenses and attorneys' fees for which any Borrower is now or hereafter becomes liable to pay to Junior Creditor under any agreement between any Borrower and Junior Creditor or by law are collectively referred to herein as the "Indebtedness". Junior Creditor's security for the Indebtedness is briefly described below next to Junior Creditor's name. Nothing in this Agreement is intended to permit nor does it permit or allow, without the prior written consent of Lender, (a) any further loans or advances by Junior Creditor to any Borrower which constitute Indebtedness or other increases in the Indebtedness or (b) any further grant of security by any Obligor (as defined below) to Junior Creditor.

         2. Junior Creditor represents and warrants that neither the Indebtedness nor any collateral security therefor (if any) has been assigned to or subordinated or subjected to a security interest in favor of any other person or entity.

         3.   Junior Creditor is entering into this Agreement:

              (a) To induce Lender to enter into a Sixth Amendment to Revolving Credit Loan Agreement dated on or about the same date as this Agreement (the "Sixth Amendment"), between Lender, Borrowers, and others, which amends the Revolving Credit and Loan Agreement dated April 30, 1997, as previously amended (as amended (including as amended by the Sixth Amendment), the "Loan Agreement") [for convenience, (1) the Loan Agreement and all other notes, documents, instruments, and agreements executed by NBD or any other party to the Loan Agreement, as may be amended or restated from time to time, are referred to collectively as the "Credit Agreements" and individually as "Credit Agreement" and (2) the Borrowers and each other party to the Loan Agreement, except for NBD, are referred to collectively as the "Obligors" and individually as an "Obligor"].

              (b) In consideration of loans, advances, payments, extensions of credit (including the extension or renewal, in whole or in part, of any debt), benefits or financial accommodations previously made to any Borrower (or any other party to the Loan Agreement) or which may be made to any Borrower (or any other party to the Loan Agreement).

              (c) In consideration of any of each Borrower's obligations to Lender, now existing or arising in the future.

         4. All of each Borrower's present and future indebtedness, obligations or liabilities (and, in addition, of each Borrower as a Debtor-in-Possession under any bankruptcy act or code, state or federal law, common law or equitable doctrine and of any trustee, receiver or other party appointed for any Borrower under any such laws, doctrine or proceedings) to Lender, including contingent reimbursement obligations of any Borrower or any Obligor to NBD in connection with standby and commercial letters of credit now outstanding or issued in the future issued by NBD for any Borrower's or any Obligor's account (collectively, "Letters of Credit" and individually a "Letter of Credit"), leases, adequate protection payments and interest accrued or to be accrued (including but not limited to interest accruing after the commencement of any bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to any Borrower or its property or in an assignment for the benefit of creditors (collectively, "Proceeding") at the rate then specified in the Credit Agreements, whether or not such interest is an allowable claim or would constitute a secured claim in any such Proceeding), prepayment premiums, absolute or contingent obligations, all obligations and liabilities arising under all guaranty agreements given by any Borrower in favor of Lender, and obligations acquired by purchase or otherwise as well as all collection costs and attorneys' fees incurred by Lender in enforcing its rights against any Borrower (or any guarantor of any Borrower's obligations) or any collateral for any Borrower's obligations, together with all fees, charges, reimbursement obligations, indemnity obligations, expenses and attorneys' fees (whether or not such costs, attorneys' fees, charges, etc. are an allowable claim or would constitute a secured claim in any Proceeding) for which any Borrower is now or hereafter becomes liable to pay to Lender under any agreement (including the Credit Agreements) or by law are collectively referred to herein as the "Obligations"; provided that as between Lender and Junior Creditor only, for purposes of this Agreement, the maximum principal amount (including the face amount of the Litigation Letter of

Credit, as defined in the Loan Agreement) that may be included in the Obligations is $7,500,000 plus the Letter of Credit Amount for the period from the date hereof through June 28, 1999, increasing to $8,500,000 plus the Letter of Credit Amount for the period from June 29, 1999 through June 28, 2000, increasing to $9,500,000 plus the Letter of Credit Amount on and after June 29, 2000 and, in addition to such maximum principal amount, also included in Obligations are all interest, expenses, fees, and costs (including attorneys' fees) due or incurred with respect to such maximum principal amount. "Letter of Credit Amount" means all amounts due NBD in connection with letters of credit issued by NBD to customers of the Obligors and their subsidiaries to secure performance by the Obligors and their subsidiaries of their obligations to such customers under managed care agreements between the customer and the Obligors and their subsidiaries including, without limitation, letters of credit issued under Section 2.3 of the Loan Agreement. "Obligations" does not include interest on principal amounts in excess of the foregoing limits.

         5. Junior Creditor hereby postpones and subordinates (a) all of the Indebtedness to the prior payment in full of all of the Obligations and (b) all liens, security interests, mortgages and other collateral security for the Indebtedness to all liens, security interests, mortgages and other collateral security for the Obligations.

         6. Junior Creditor agrees that all liens and security interests in favor of Junior Creditor now existing or hereafter arising in property of any Borrower and/or securing the Indebtedness (including proceeds of insurance policies) are and will be junior in right of priority to and subordinate to any liens or security interests that Lender, its successors or assigns, have or may have in the same property. The priorities provided for in this Agreement shall apply:

              (a) without regard to the time or order of attachment, perfection, filing or recording of the mortgages, security interests and other liens to secure the obligations of any Borrower, or the failure to give notice of the acquisition or expected acquisition of any such mortgage, security interest or lien;

              (b) notwithstanding anything to the contrary in the provisions of the United States Bankruptcy Code or the Uniform Commercial Code in any relevant state of the United States or the laws of the State of Michigan or any other relevant state, which relate to the priority of liens, security interests or mortgages;

              (c) with respect to all Indebtedness of each Borrower to the Junior Creditor, and all of the Obligations of each Borrower to Lender, whenever made, created or acquired; and

              (d) notwithstanding the lapse of perfection of Lender's liens or security interests or Lender's failure to perfect its liens or security interests.

         7. Junior Creditor acknowledges and agrees that all of the Obligations are secured by a first-priority, properly perfected, nonavoidable, lien and security interest in, among other things, all of each Borrower's and each other Obligor's present and future personal property including all of each Borrower's and each other Obligor's now existing or hereafter created or acquired accounts, accounts receivable, documents, instruments, chattel paper, general intangibles (including, but not limited to all patents, trademarks and copyrights), inventory,


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


equipment, fixtures, tax refunds, earned and unearned insurance premium refunds, causes of action (including recoveries under 11 U.S.C. Section 542 through 550 and 553), and all products and proceeds of all of the foregoing and all accessions to any of the foregoing. In furtherance of the foregoing, Junior Creditor agrees not to contest the validity, extent, perfection, priority, enforceability or any other aspect of any lien, security interest or mortgage granted by any Borrower or any other Obligor to Lender or to take or permit any action prejudicial to or inconsistent with Lender's rights under this Agreement including Lender's priority position over Junior Creditor that is created by this Agreement.

         8. Unless (1) any Obligor has defaulted (irrespective of whether Lender has agreed to forbear in enforcing its rights in connection with the occurrence of such defaults) under the Credit Agreements or any agreement or note referred to or incorporated therein and during the continuance of such default, or (2) the making of a payment would cause a default under the Credit Agreements or any related documents or agreements, Junior Creditor may receive payments from USML on account of the Indebtedness, but only as follows:

              (a) Payment of the Co-Marketing Termination Fee may be made at its scheduled maturity date as provided in the Co-Marketing Agreement (without amendment), but not by prepayment, acceleration or otherwise.

              (b) No payments of any nature or kind may be made on any other Indebtedness.

However, upon receipt of such written notice of default from Lender (irrespective of whether Lender has agreed to forbear in enforcing its rights in connection with the occurrence of such default), Junior Creditor agrees not to sue for, take or receive payment on account of the Indebtedness or take or receive any security for any part of the Indebtedness, until all Obligations to Lender have been fully paid to Lender. Any payments received by Junior Creditor on account of the Indebtedness after receiving such notice from Lender or that are otherwise not allowed to be received by Junior Creditor under the terms of this Agreement shall be held by Junior Creditor in trust for Lender and shall be immediately turned over to Lender in the form received except for the addition of any endorsement or assignment necessary to effect the transfer of all rights therein to Lender, to be credited against the Obligations. Lender is irrevocably authorized to supply any required endorsement or assignment which may have been omitted.

         9. Junior Creditor agrees that until the earlier of (1) the date on which all of the Obligations have been paid in full or (2) the expiration of the Standstill Period (the earlier to occur of such dates is referred to as the "Enforcement Date"), it will at no time take possession of any collateral securing the Indebtedness or the Obligations, or foreclose or begin enforcement of its rights against such collateral or take any other action of any nature or kind with respect to such collateral, or institute any litigation to collect the Co-Marketing Termination Fee without the prior written consent of Lender, which may be granted or withheld in Lender's sole discretion. "Standstill Period" means the period commencing on the date of this Agreement and ending on the date that is 120 days after the date on which the Co-Marketing Termination Fee is due in accordance with the terms of the Co-Marketing Agreement.

         10. Junior Creditor must give simultaneous notice to NBD at the address provided below under NBD's signature line in this Agreement of any notices, correspondence, or other



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


communication between Junior Creditor and Borrower regarding the Co-Marketing Agreement (other than usual and customary business communications) or the Co-Marketing Termination Fee including, without limitation, any of the foregoing relating to facts and circumstances under which the Co-Marketing Termination Fee may become payable. If any Borrower defaults on the Indebtedness, the Junior Creditor shall give Lender written notice of the default. However, regardless of any Borrower's default on the Indebtedness, until the Enforcement Date Junior Creditor will not seek to foreclose or otherwise realize upon any security for the Indebtedness. Until the Enforcement Date Junior Creditor shall have no right to foreclose or otherwise realize on any security. Furthermore, until the Enforcement Date regardless of any Borrower's default on the Indebtedness, Junior Creditor will not institute any litigation of any nature or kind against any Borrower or any Borrower's assets or property without the prior written consent of Lender (which may be granted or withheld in Lender's sole discretion).

         11. Upon any distribution of any of any Obligor's assets in which Lender has a lien, security interest or mortgage, whether by reason of sale, reorganization, liquidation, dissolution, arrangement, bankruptcy, receivership, assignment for the benefit of creditors, foreclosure or otherwise, Lender shall be entitled to receive payment in full of the Obligations before Junior Creditor receives any payment on account of the Indebtedness. Without limitation, the preceding sentence applies to any monies or other things of value obtained by Junior Creditor after the expiration of the Standstill Period.

         12. In the event of any bankruptcy or similar proceedings of any Borrower, Junior Creditor agrees not to oppose directly or indirectly in any manner any actions taken or supported by Lender including but not limited to opposition to use of cash collateral, financing, proceedings by Lender to lift the automatic stay or otherwise realize on Lender's security interests and to that end, Junior Creditor shall not take any action in any bankruptcy or similar proceeding with respect to any of the assets or property of any Borrower without the prior written consent of Lender. In the event of (a) any insolvency, bankruptcy, receivership, liquidation, foreclosure, reorganization in bankruptcy, readjustment, composition or other similar proceeding relating to any Borrower or its properties, (b) any proceeding for the liquidation, dissolution or other winding-up of any Borrower, voluntary or involuntary, and whether or not involving insolvency or bankruptcy proceedings, (c) any general assignment by any Borrower for the benefit of creditors, or (d) any distribution, division, marshalling or application of any of the properties or assets of any Borrower or the proceeds thereof to creditors, voluntary or involuntary, and whether or not involving legal proceedings, then and in any such event:

              (i) all Obligations shall first be paid in full (including all principal and interest (including but not limited to interest accruing after the commencement of any Proceeding) at the rate then specified in the Credit Agreements, whether or not such interest is an allowable claim or would constitute a secured claim in any such Proceeding) and costs and attorneys' fees whether or not such costs and attorneys' fees are an allowable claim or a secured claim in any Proceeding) before any payment or distribution of any character, whether in cash, securities or other property, shall be made on account of or in connection with any Indebtedness;

              (ii) all principal and interest on the Indebtedness shall forthwith become due and payable, and any payment or distribution of any character, whether in cash, securities or other property, which would otherwise (but for the terms hereof) be payable or deliverable in respect of any Indebtedness, shall be paid or delivered directly to Lender, for application to the payment of the Obligations, until all Obligations shall have been paid in full, and Junior Creditor irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, conservators, fiscal agents and others having authority in the premises to effect all such payments and deliveries.

         13. (a) During any period in which an Event of Default exists under the Credit Agreements, Lender or Lender's representative shall have the right to act as Junior Creditor's attorney-in-fact to enforce and ensure compliance with all of the terms hereof and Junior Creditor hereby irrevocably appoints Lender or Lender's representative as its true and lawful attorney, with full power of substitution, in the name of Junior Creditor or in the name of Lender, for the use and exclusive benefit of Lender, without notice to Junior Creditor or any of its representatives, successors or assigns, to perform such acts and functions as Lender deems desirable to enforce all of the terms and provisions of this Agreement including the following acts, at Lender's option, at any time including at any meeting of the creditors of any Borrower or in connection with any case or proceeding, whether voluntary or involuntary, for the distribution, division or application of the assets of any Borrower or the proceeds thereof, regardless of whether such case or proceeding is for liquidation, dissolution, winding up of affairs, reorganization or arrangement of any Borrower, or for the composition of the creditors of any Borrower, in bankruptcy or in connection with a receivership, or under an assignment for the benefit of creditors of any Borrower, or otherwise:

              (i) to enforce claims comprising the Indebtedness, either in its own name or in the name of Junior Creditor, by proof of debt, proof of claim, suit or otherwise;

              (ii) to collect any assets of any Borrower distributed, divided or applied by way of dividend or payment, or any securities issued, on account of the Indebtedness and to apply the same, or the proceeds of any realization upon the same that Lender in its discretion elects to effect, to the Obligations until all of the Obligations (including but not limited to interest accruing after the commencement of any Proceeding), at the rate then specified in the Credit Agreements, whether or not such interest is an allowable claim or would constitute a secured claim in any such Proceeding) has been paid in full, rendering any surplus to Junior Creditor if and to the extent permitted by law;

              (iii) to vote claims comprising the Indebtedness to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension;

              (iv) to have full power to act in the place of Junior Creditor in connection with the Indebtedness;

              (v) to take generally any action in connection with any such meeting, case or proceeding that Junior Creditor would be authorized or have power to take but for this Agreement.

              (vi) NBD agrees it will not use the foregoing power of attorney to settle, reduce or otherwise compromise the Indebtedness for an amount less than the full amount thereof unless one or more of the Borrowers is in a bankruptcy or other similar insolvency proceeding. NBD further agrees to give Junior Creditor five days prior written notice before its settles, reduces or otherwise compromises the Indebtedness and if Junior Creditor does not agree with such proposed action, then Junior Creditor may purchase the Obligations without representation, warranty, or guaranty of any nature or kind, for cash, at par, and on such other terms and conditions as are mutually satisfactory to Junior Creditor and NBD.

              (b) The foregoing appointment (and all other appointments contained herein) is coupled with an interest and is irrevocable so long as any Obligations remain unpaid or unperformed.

              (c) Lender's appointment as agent and/or attorney of Junior Creditor is intended to benefit Lender solely and Lender shall have no duties or obligations (including but not limited to those generally associated with agents, attorneys and/or fiduciaries) to Junior Creditor in connection with such agency and appointment; provided that if Lender acts in Junior Creditor's place with respect to the Indebtedness, Lender must act in a commercially reasonably manner as viewed solely from Lender's perspective and not from the Junior Creditor's perspective. Without limiting the generality of the foregoing, in no event shall Lender be liable to Junior Creditor for any failure to prove the Indebtedness, to exercise any right with respect thereto or to collect any sums or other property payable thereon or on account thereof.

         14. If any payment or distribution of any character (whether in cash, securities, or other property) or any securities shall be received by Junior Creditor in contravention of any of the terms of this Agreement, such payment or distribution or security shall be held in trust for the benefit of, and shall promptly be paid over or delivered and transferred to Lender for application to the payment of all Obligations remaining unpaid (or, in Lender's sole discretion, to be held by Lender as security for the Obligations in an amount equal to 110% of the Obligations (treating for this purpose the full face amount of each Letter of Credit as an outstanding principal obligation)), to the extent necessary to pay all such Obligations in full. In the event of the failure of Junior Creditor to endorse or assign any such payment, distribution or security, Lender or such Lender's representative is hereby irrevocably authorized to endorse or assign the same.

         15.  Junior Creditor shall not, without Lender's prior written consent,
(a) assign (unless the assignee agrees in writing that it is a party to this Agreement), pledge or subordinate in favor of any other person or entity, any part of the Indebtedness or any right, claim or interest in the Indebtedness or in any collateral security (if any) therefor, or (b) prior to the Enforcement Date commence or join with any other creditor in commencing any bankruptcy, reorganization, insolvency proceeding or other similar proceeding against any Borrower; provided that this subparagraph (b) does not apply if Borrowers owe Junior Creditor more than $500,000 in indebtedness which is in default and which does not constitute Indebtedness.

         16. Lender may at any time, in its sole discretion, renew, extend, modify or compromise the time of payment of any part of the Obligations or any other term thereof, extend additional credit to any Borrower (which will constitute part of the Obligations), modify the rate of interest payable on the Obligations, waive or release any collateral that may be held as security for the Obligations whether or not also security for the Indebtedness, release all or any guarantors of the Obligations, and enter into any agreement with any Borrower which Lender may deem desirable, without notice to or further assent from Junior Creditor and without in any way affecting Lender's rights or Junior Creditor's obligations under this Agreement, except that

Junior Creditor is entitled to five days prior written notice from NBD of any such modification or amendment to the Credit Agreements if an Event of Default exists under the Credit Agreements and to 15 days prior written notice from NBD of any such change or modification if no Event of Default exists under the Credit Agreements; provided that Junior Creditor's sole right is to receive notice of such change or modification and Junior Creditor's consent is not required with respect to any such change or modification; provided further that Lender may, in its sole and absolute discretion, without prior notice to Junior Creditor, make any changes or modifications to the Credit Agreements that waive any rights, protections, or benefits for Lender thereunder. Junior Creditor may, but is not required to, cure any Event of Default under the Credit Agreements that is capable of being cured as follows: (1) within five days of receipt of a written notice from NBD of default in the case of a payment default and (2) within 15 days of receipt of a written notice from NBD of Default in the case of any other Event of Default. Furthermore, the obligations of Junior Creditor and the subordination and other provisions of this Agreement shall in no way be affected by any exercise or nonexercise of any right, power or remedy under or in respect of any Obligations or any instrument or agreement (including the Credit Agreements) relating thereto, or any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of any Obligations or any instrument or agreement (including the Credit Agreements) relating thereto or any security therefor or any guaranty thereof. NBD agrees that it will not raise interest rates for time periods that have passed. NBD also agrees to use good faith efforts to give Junior Creditor notice of any Events of Default that have occurred under the Loan Documents and that NBD declares, but NBD has no liability or obligation of any nature or kind to Junior Creditor if it fails to give such notice and, furthermore, any such notice will not start the Standstill Period running unless NBD expressly so provides in such written notice.

         17. Junior Creditor must type, write or otherwise conspicuously imprint on each note, document or other instrument evidencing or related to the Indebtedness the following legend:

              RIGHTS OF THE HOLDER TO RECEIVE PAYMENT OF THE CO-MARKETING TERMINATION FEE ARE SUBJECT AND SUBORDINATE TO THE PRIOR PAYMENT OF ALL OBLIGATIONS OF THE MAKER TO NBD BANK PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF AUGUST 3, 1998.

         18. NOTICES. Any notice or other communication required or permitted to be given under this Agreement or any of the Loan Documents must be in writing and delivered personally, telegraphed, telecopied or telexed, or mailed (by certified or registered mail or by recognized overnight courier), postage prepaid, and is deemed given when so delivered personally, telegraphed or telexed, or if mailed, three days after the date of mailing, addressed as follows (or to any another address as to which any party so advises the other parties in writing):

              (a)  If to Borrowers:         Universal Standard Healthcare, Inc.
                                            26500 Northwestern Highway
                                            Southfield, MI  48076
                                            Attn:  President

                   With a copy to:          Dykema Gossett PLLC
                                            400 Renaissance Center
                                            Detroit, MI  48243-1668
                                            Attn:  Thomas S. Vaughn, Esq.


              (b)  If to NBD:               NBD Bank
                                            28660 Northwestern Hwy.
                                            Southfield, MI 48034
                                            Telecopy:  (248) 799-5826
                                            Attn:    Robert B. Greene
                                                     First Vice President

                   With a copy to:          Honigman Miller Schwartz and Cohn
                                            2290 First National Building
                                            Detroit, MI 48226
                                            Telecopy:  (313) 465-7571
                                            Attn:  Theodore B. Sylwestrzak


              (c)  If to Junior Creditor:   Laboratory Corporation of America
                                            Holdings
                                            Suite 825
                                            4300 Six Forks Road
                                            Raleigh, NC  27609
                                            Attn:  John R. Erwin, Esq.

                   With a copy to:          Mezzullo & McCandlish
                                            Suite 825
                                            4300 Six Forks Road
                                            Raleigh, NC  27609
                                            Attn:  John R. Erwin, Esq.

         19. If at any time any Borrower's payment or payment(s) to Lender or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, rescinded and/or required to be repaid by Lender to a trustee, receiver or any other party under any bankruptcy act or code, state or federal law, common law or equitable doctrine, then to the extent of any sum not finally retained by Lender, Junior Creditor's obligations to Lender will be reinstated and this Agreement will remain in full force and effect (or be reinstated) until full and final payment shall have been made to Lender. If any action or proceeding seeking such repayment is pending or, in Lender's sole judgment, threatened, this Agreement will remain in full force and effect notwithstanding that any Borrower may not then be obligated to Lender. Junior Creditor agrees to hold in trust for Lender and promptly remit to Lender any payment(s) received by Junior Creditor after such invalidated, rescinded or returned payment(s), above described, were originally made.

         20. Junior Creditor, on its own behalf and on behalf of its successors and permitted assigns, hereby expressly waives all rights, if any, to require a marshalling of assets by Lender or to require that Lender first resort to some or any portion of any collateral securing any Borrower's obligations to Lender before foreclosing upon, selling or otherwise realizing on any other portion thereof.

         21. This Agreement shall remain in effect and shall be a continuing subordination until all Obligations to Lender from each Borrower are paid in full and Lender has given written notice thereof to Junior Creditor. Junior Creditor represents and warrants that it has not relied and will not rely on any representation or information of any nature made by or received from Lender or any of its officers, agents, attorneys or employees with respect to any Borrower or any other Obligor in deciding to execute this Agreement, except that Junior Creditor has relied on Section 29 of this Agreement and on the Sixth Amendment.

         22. As between Lender and Junior Creditor only, in the event that there is an express conflict between the terms and provisions of the Credit Agreements and of this Agreement, the terms and conditions of this Agreement shall govern and control. As between Lender and Junior Creditor only, in the event that there is an express conflict between the terms and provisions of the agreements between Junior Creditor and Borrowers relating to the Indebtedness and of this Agreement, the terms and conditions of this Agreement shall govern and control. This Agreement is solely for Lender's and Junior Creditor's benefit and no other party, including Borrowers or the other Obligors, is intended to be benefited by this Agreement.

         23. Except where the context otherwise requires, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

         24. This Agreement constitutes the entire understanding of Junior Creditor and Lender regarding the subject matter provided for in this Agreement. This Agreement may only be modified, amended or supplemented by a writing signed by both Junior Creditor and Lender.

         25. Junior Creditor represents and warrants that it has authority to enter into this agreement and that the person executing this Agreement on behalf of Junior Creditor has been authorized and directed to do so. Lender represents and warrants that it has authority to enter into this Agreement and that person executing this agreement on behalf of Lender has been authorized and directed to do so.

         26. This Agreement is being entered into among competent persons, who are experienced in business and represented by counsel, and has been reviewed by the parties and their counsel. Therefore, any ambiguous language in this Agreement will not necessarily be construed against any particular party as the drafter of such language.

         27. This Agreement may be executed in counterparts, all of which together will be deemed an original of this Agreement. Furthermore, facsimile/telecopy copies of signatures shall be treated as original signatures for all purposes.

         28. The rights and remedies specified in this Agreement are cumulative of each other and not exclusive of any rights or remedies Lender would otherwise have. Neither the failure nor any delay on the part of Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No notice to or demand on the Junior Creditor not required hereunder or under any other agreement shall in any event entitle the Junior Creditor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Lender or any holder of the Obligations to any other or further action in any circumstances without notice or demand. No waiver of any breach of any provision of this Agreement will be deemed a waiver of any preceding or succeeding breach or of any other provision of this Agreement. No extension of time for performance of any obligations or acts will be deemed an extension of the time for performance of any other obligations or acts. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

         29. This Agreement shall be governed by and construed according to the internal laws of the State of Michigan applicable to contracts made and performed within the State of Michigan, without regard to conflict of laws principles.

         30. NBD states, without investigation or due diligence, that after giving effect to the Sixth Amendment and assuming that Obligors comply with all of the terms and conditions of the Sixth Amendment, it is unaware of any Events of Defaults or defaults under the Credit Agreements and that the Credit Agreements are in full force and effect.

         31. In various places in this Agreement the phrase "payment in full of the Obligations" or other similar wording is used. Given that a portion of the Obligations consist of contingent reimbursement obligations with respect to the Letters of Credit, the phrase "payment in full of the Obligations" and other similar phrases mean, in addition to their ordinary meaning, that the beneficiaries of all Letters of Credit have returned all such Letters of Credit to NBD undrawn upon and all such Letters of Credit have been cancelled and terminated.

         32. Given that a portion of the collateral for the Indebtedness (as well as for the Obligations) consists of the stock certificates, copies of which are attached to this Agreement as Exhibit A (the "Stock Certificates"), that are in NBD's possession and in which a security interest may only be perfected through possession, NBD agrees to act as Junior Creditor's agent for the sole purpose of perfecting Junior Creditor's security interest in the Stock Certificates, which is subordinated under the terms of this Agreements. NBD continues to hold the Stock Certificates to perfect its lien. NBD makes no representation, warranty, or guaranty of any nature or kind that NBD's possession of the Stock Certificates is sufficient to perfect Junior Creditor's security interest therein and has no liability of any nature or kind if for any reason Junior Creditor's lien and security interest in the Stock Certificates is unperfected. Furthermore, NBD's sole duty to Junior Creditor with respect to the agency created with respect to the Stock Certificates, and with respect to the Stock Certificates, is to deliver physical possession of the originals thereof to an agent of Junior Creditor when all of the Obligations have been paid in full and the Credit Agreements have been terminated in writing by Lender. If Junior Creditor does not default under the terms of this Agreement, then NBD agrees that it will not terminate the agency created under this Paragraph 32 until the Stock Certificates have been delivered to Junior Creditor.

         33. Junior Creditor and USML are parties to an Indemnification Agreement dated the same date as this Agreement and an Indemnification Security Agreement, also dated the same date as this agreement (collectively, the "Indemnification Agreements"). Junior Creditor represents and warrants that none of the collateral in which NBD holds a security interest secures any obligations under the Indemnification Agreements. Based on this representation and warranty the terms and conditions of this Agreement do not apply to the Indemnification Agreements. If in the future any collateral in which NBD holds a lien or security interest on is collateral for any of the obligations under the Indemnification Agreements, then this Agreement applies to the Indemnification Agreements.

         34. WAIVER OF BOND AND SUBMISSION TO JURISDICTION. ANY JUDICIAL PROCEEDING AGAINST THE JUNIOR CREDITOR BROUGHT BY LENDER WITH RESPECT TO ANY TERM OR CONDITION OF THIS AGREEMENT, OR ANY OTHER PRESENT OR FUTURE AGREEMENT BETWEEN JUNIOR CREDITOR AND LENDER MAY BE BROUGHT BY LENDER IN A COURT OF COMPETENT JURISDICTION IN THE STATE OF MICHIGAN, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, JUNIOR CREDITOR AND LENDER ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, OR ANY OTHER PRESENT AND FUTURE AGREEMENT BETWEEN JUNIOR CREDITOR AND LENDER. JUNIOR CREDITOR WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT ITS ADDRESS SET FORTH IN THIS AGREEMENT. JUNIOR CREDITOR WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND OR SURETY WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF LENDER. NOTHING CONTAINED IN THIS SECTION AFFECTS THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT LENDER'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST JUNIOR CREDITOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY JUNIOR CREDITOR AGAINST LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY PRESENT OR FUTURE AGREEMENT BETWEEN JUNIOR CREDITOR AND LENDER, MAY BE BROUGHT ONLY IN A COURT LOCATED IN THE STATE OF MICHIGAN. JUNIOR CREDITOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER OR IN CONNECTION HEREWITH AND MAY NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS. JUNIOR CREDITOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVERS AND CONSENTS CONTAINED HEREIN.

         35.  WAIVER OF JURY TRIAL. LENDER AND JUNIOR CREDITOR, AFTER
CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF EITHER OF THEM. NEITHER LENDER NOR JUNIOR CREDITOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER LENDER OR JUNIOR CREDITOR EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

LABORATORY CORPORATION OF
AMERICA HOLDINGS
                                  Security:  Subordinated Security Interest in
                                  substantially all of each Borrower's assets,
                                  except for stock in subsidiaries that are
By: /s/ Bradford T. Smith         subject to governmental licensing.
    ------------------------------
         Name: Bradford T. Smith
              --------------------
              Title:E.V. President
                    --------------

----------------------------------
----------------------------------
         (Address)


                            BORROWERS' ACKNOWLEDGMENT


         Borrowers, on ____________, 1998, acknowledge receiving notice of the attached Subordination Agreement between Lender and the listed creditor of Borrowers (the "Junior Creditor") and agree to be bound by all the terms, provisions and conditions of the Subordination Agreement. The amount of present indebtedness owing to Junior Creditor is acknowledged to be due and owing as of the date of the Acknowledgment. The Borrowers further agree that unless Lender's written consent is received, it will not repay any part of the present or any future indebtedness (the "Indebtedness"), issue any note or other instrument evidencing the Indebtedness or grant any collateral security for the Indebtedness, except as permitted by the terms of the Subordination Agreement.

                               UNIVERSAL  STANDARD  HEALTHCARE,  INC.,
                               formerly known as Universal Standard Medical Laboratories, Inc., a Michigan corporation


                                    By: /s/ Eugene E. Jennings
                                        --------------------------------------

                                            Name: Eugene E. Jennings
                                                  ----------------------------

                                                   Title: President
                                                          --------------------


                               UNIVERSAL STANDARD HEALTHCARE OF DELAWARE, INC., formerly known as Universal Standard Manage Care, Inc., a Delaware corporation


                                    By: /s/ Alan S. Ker
                                        --------------------------------------

                                            Name: Alan S. Ker
                                                  ----------------------------

                                                   Title: CFO
                                                          --------------------


Accepted:

NBD BANK


By: /s/ Patrick P. Skiles
    ------------------------------------
         Patrick P. Skiles
         First Vice President

         28660 Northwestern Hwy.
         Southfield, MI 48034

Exhibit A - Stock Certificates of Delaware Managed Care